UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2008

Juniper Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26339	770422528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1194 North Mathilda Avenue, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 745-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 8, 2008, the Juniper Networks Board of Directors approved an amendment to Section 3.2 of the company's Bylaws to decrease the size of the Board of Directors from ten members to eight members. The amendment will be effective immediately prior to the company's Annual Meeting of Stockholders on May 21, 2008. A copy of the Amended and Restated Bylaws of Juniper Networks, Inc. effective as of May 21, 2008 is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibit No. Description
3.1 Amended and Restated Bylaws of Juniper Networks, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

May 12, 2008	By:	Mitchell L. Gaynor

Name: Mitchell L. Gaynor
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Juniper Networks, Inc.